UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2021

Thimble Point Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 15th Floor

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 680-8543

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	THMAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	THMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	THMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on June 21, 2021, Thimble Point Acquisition Corp., a Delaware corporation (“THMA”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Oz Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of THMA (“Merger Sub”), and Pear Therapeutics, Inc., a Delaware corporation (“Pear”), pursuant to which Merger Sub will merge with and into Pear, with Pear surviving the merger as a wholly-owned subsidiary of THMA (the “Merger”).

Amendment to Forward Purchase Agreement

As previously disclosed, on February 1, 2021, THMA and KLP SPAC 1 LLC (“KLP”) entered into a Forward Purchase Agreement (the “Original Forward Purchase Agreement”), which, in connection with the execution of the Business Combination, was amended by that certain First Amendment to Forward Purchase Agreement (the “Forward Purchase Agreement Amendment No. 1”, and together with the Original Forward Purchase Agreement, the “Existing Forward Purchase Agreement”).

On November 14, 2021, the parties entered into an amendment to the Existing Forward Purchase Agreement (the “Second Amendment to the Forward Purchase Agreement”), pursuant to which, among other things, KLP increased its binding forward purchase commitment (the “Backstop”), subject to cutback, from $23 million to up to $73 million and removed any optional element to the Backstop. The Backstop is subject to certain reductions if gross transaction proceeds exceed each of $175 million and $250 million, respectively. KLP is permitted to offer participants in the private placement that is to be consummated in connection with the business combination (the “Subscribers”) the opportunity to participate in the Backstop in an amount up to $23 million and subject to cutback if proceeds exceed $175 million. As consideration for committing to fund the Backstop, THMA and Pear have agreed to release the Earn-Out Shares and Earn-Out Warrants (each as defined below from certain earn-out conditions in connection with the business combination, with such a certain number of such securities being transferred to each Subscriber that participates in the Backstop.

The foregoing description of the Second Amendment to the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to the Forward Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Amendment to Sponsor Support Agreement

As previously disclosed, on June 21, 2021, in connection with the execution of the Business Combination Agreement, LJ10 LLC, a Delaware limited liability company (the “Sponsor”), THMA’s directors and members of THMA’s team of advisors (the “Advisors”) (collectively, the “Sponsor Agreement Parties”) entered into a sponsor support agreement (the “Existing Sponsor Agreement”) with THMA and Pear, pursuant to which the Sponsor Agreement Parties agreed to, among other things, (i) vote at any meeting of the shareholders of THMA all of their THMA Class A common stock, par value $0.0001 per share (the “THMA Class A Shares”) and shares of THMA’s Class B common stock, par value $0.0001 per share (the “THMA Class B Shares”), in favor of each Transaction Proposal (as defined in the Business Combination Agreement), (ii) be bound by certain other covenants and agreements related to the Merger, (iii) subject certain of Sponsor’s THMA Class B Shares (the “Earn-Out Shares”) and Sponsor’s THMA warrants (the “Earn-Out Warrants) to post-closing vesting conditions and (iv) be bound by certain transfer restrictions with respect to such THMA, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.

On November 14, 2021, the parties entered into an amendment to the Existing Sponsor Support Agreement (the “Amendment to the Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor’s Earn-Out Shares and Earn-Out Warrants shall no longer be subject to vesting conditions, in each case as consideration for the Sponsor agreeing to enter into the Backstop described above.

The foregoing description of the Amendment to the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Waiver and Consents under Business Combination Agreement

As previously disclosed, the Business Combination Agreement provides that the obligation of Pear to consummate the Merger is subject to the condition that THMA have cash at the time of closing (including cash contained in the Trust Account (as defined in the Business Combination Agreement), plus other cash and cash equivalents of THMA, plus the cash proceeds delivered to THMA in connection with the consummation of the Subscriptions and the Existing Forward Purchase Agreement, less the aggregate amount of cash proceeds that will be required to satisfy the redemption of any public shares, less the repayment of the $1.0 million of THMA’s promissory note-related party and any unpaid expenses of THMA incurred in connection with the transactions contemplated by the Business Combination Agreement) of no less than $200 million (the “Minimum Cash Condition”).

On November 14, 2021, the parties entered into a letter agreement providing for certain waivers, consents and additional agreements under the Business Combination Agreement (the “Letter Agreement”), pursuant to which, among other things, Pear agreed to waive the Minimum Cash Condition in connection with the Merger and each party to the Business Combination Agreement agreed to waive compliance with any matters under the Business Combination Agreement in connection with the consummation of the transactions contemplated by the Second Amendment to the Forward Purchase Agreement, the Amendment to the Sponsor Support Agreement and the Letter Agreement (the “Relevant Agreements”). Notwithstanding the foregoing waiver, THMA expects to close the Merger with at least $175 million in proceeds, prior to expenses.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

PIPE Lock-Up Agreements

As previously disclosed, on June 22, 2021, in connection with the Business Combination Agreement, THMA entered into subscription agreements with certain parties subscribing for THMA’s Class A Shares (such transactions, the “Subscriptions”), pursuant to which the Subscribers have agreed to purchase, and THMA has agreed to sell to the Subscribers, an aggregate of 10,280,000 shares of THMA Class A Shares (the “Purchased Shares”), for a purchase price of $10.00 per share and at an aggregate purchase price of $102,800,000.

On November 14, 2021, certain Subscribers entered into Lock-Up Agreements (each, a “Lock-Up Agreement”) with THMA, pursuant to which the Subscribers will not be able sell or otherwise transfer their Purchased Shares during the period that commences on the date of the Lock-Up Agreement and continues for 180 days after the date of the issuance of the shares pursuant to the Subscriptions, subject to customary exceptions.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On November 15, 2021, THMA and Pear issued a joint press release announcing the Backstop and the execution of the Lock-Up Agreements, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

THMA Stockholder Meeting

In connection with the execution of the Relevant Agreements, Thimble Point expects that the special meeting of Thimble Point stockholders to vote on the combination with Pear (the “Special Meeting”), originally scheduled for Tuesday, November 23, 2021, will be adjourned to Tuesday, November 30, 2021. As a result of this change, the Special Meeting will now be held at 9:00 AM, Eastern Time, on November 30, 2021, in virtual format at https://www.cstproxy.com/thimblepoint/2021. Only the holders of Thimble Point’s common stock as of the close of business on October 18, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Additional Information and Where to Find It

This Current Report relates to a proposed transaction between Pear and THMA. This Current Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, THMA filed a registration statement on Form S-4 (File No. 333-257982) with the Securities and Exchange Commission (the “SEC”), which included a proxy statement of THMA and a prospectus of THMA. The registration statement on Form S-4, as amended, was declared effective by the SEC on October 26, 2021, and THMA commenced mailing of the definitive proxy statement/prospectus to its shareholders on or about October 29, 2021. THMA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of THMA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by THMA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by THMA may be obtained free of charge by written request to THMA at Thimble Point Acquisition Corp., 195 Church Street, 15th Floor, New Haven, Connecticut 06510.

Participants in Solicitation

THMA and Pear and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from THMA’s stockholders in connection with the proposed transaction. Information about THMA’s directors and executive officers and their ownership of THMA’s securities is set forth in THMA’s filings with the SEC, including THMA’s Registration Statement on Form S-1, which was declared effective by the SEC on February 1, 2021. To the extent that holdings of THMA’s securities have changed since the amounts printed in THMA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction, including the contemporaneous Subscriptions, may not be completed in a timely manner or at all, which may adversely affect the price of Thimble Point’s securities; (ii) the risk that the proposed transaction may not be completed by Thimble Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Thimble Point; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment; (v) the outcome of any legal proceedings that may be instituted against Thimble Point, Pear, the combined company or others following the announcement of the Business Combination Agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Thimble Point or Pear to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of Pear or diverts management’s attention from Pear’s ongoing business operations and potential difficulties in Pear employee retention as a result of the announcement and consummation of the proposed transaction; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that Pear or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xiv) Pear’s estimates of expenses and profitability; (xv) the evolution of the markets in which Pear competes; (xvi) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (xvii) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (xviii) the ability of Thimble Point to issue equity or equity-linked securities in connection with the proposed transaction or in the future; (xix) the impact of the COVID-19 pandemic on Pear’s business; and (xx) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Thimble Point’s final prospectus dated February 1, 2021 relating to its initial public offering and other risks and uncertainties indicated in Thimble Point’s Registration Statement, and the definitive proxy statement/prospectus included therein, including those set forth under “Risk Factors” therein, and other documents filed and to be filed with the SEC by Thimble Point. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Thimble Point and Pear assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Thimble Point nor Pear gives any assurance that either Thimble Point or Pear will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Thimble Point or Pear or any other person that the events or circumstances described in such statement are material

Disclaimer

This Current Report relates to a proposed Business Combination between the THMA and Pear. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

10.1	Second Amendment to Forward Purchase Agreement, dated as of November 14, 2021.

10.2	Amendment to the Sponsor Support Agreement, dated as of November 14, 2021.

10.3	Letter Agreement, dated as of November 14, 2021.

99.1	Form of PIPE Lock-Up Agreement.

99.2	Press Release issued by THMA and Pear on November 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The THMA agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIMBLE POINT ACQUISITION CORP.

By:	/s/ Elon S. Boms
Name: Elon S. Boms
Title: Chief Executive Officer

Date: November 15, 2021